                                                                    EXHIBIT 99.3

                            COMPUTATIONAL MATERIALS FOR
[MERRILL LYNCH LOGO]        MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                            SERIES 2004-WMC5

--------------------------------------------------------------------------------

                               ABS NEW TRANSACTION

                             COMPUTATIONAL MATERIALS

                         $[2,285,466,000] (APPROXIMATE)
                     MERRILL LYNCH MORTGAGE INVESTORS, INC.
                    MORTGAGE LOAN ASSET-BACKED CERTIFICATES,
                                SERIES 2004-WMC5

                       MERRILL LYNCH MORTGAGE CAPITAL INC.
                                     SELLER

                     MERRILL LYNCH MORTGAGE INVESTORS, INC.
                                    DEPOSITOR

                               WMC MORTGAGE CORP.
                                   ORIGINATOR

                           HOMEQ SERVICING CORPORATION
                                    SERVICER

                        WELLS FARGO BANK MINNESOTA, N.A.
                                    TRUSTEE

                                OCTOBER 20, 2004

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                            COMPUTATIONAL MATERIALS FOR
[MERRILL LYNCH LOGO]        MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                            SERIES 2004-WMC5

Except as provided in the following paragraph, the attached tables and other statistical analyses (the "Computational Materials") are privileged and confidential and are intended for use by the addressee only. These Computational Materials are furnished to you solely by Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch") and not by the issuer of the securities. The issuer of these securities has not prepared or taken part in the preparation of these materials. None of Merrill Lynch, the issuer of the securities nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission. Except as provided in the following paragraph, the information herein may not be provided by the addressees to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.

Notwithstanding anything to the contrary contained herein, except to the extent necessary to comply with applicable securities laws, any recipient of these Computational Materials (and each employee, representative or other agent of the recipient) may disclose to any and all persons, without limitation of any kind, the federal income tax treatment and tax structure of the issuer and the certificates, any fact relevant to understanding the federal tax treatment or tax structure of the issuer or the certificates, and all materials of any kind (including opinions and other tax analyses) relating to such federal tax treatment or tax structure other than the identity of the issuer and information that would permit the identification of the issuer.

Numerous assumptions were used in preparing the Computational Materials which may or may not be stated therein. As such, no assurance can be given as to the accuracy, appropriateness or completeness of the Computational Materials in any particular context; or as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any yields or weighted average lives shown in the Computational Materials are based on prepayment assumptions and actual prepayment experience may dramatically affect such yields or weighted average lives. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates assumed in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance.

Although a registration statement (including the prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with the Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of any offer to buy nor shall there be any sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the securities discussed in this communication for definitive information on any matter discussed in this communication. A final prospectus and prospectus supplement may be obtained by contacting the Merrill Lynch Trading Desk at (212) 449-3659.

Please be advised that asset-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risk. Investors should fully consider the risk of an investment in these securities.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

FICO & DOCUMENTATION

FICO SCORE      FULL DOC  FULL-ALT DOC  LIMITED DOC LITE DOC  STATED DOC  STRMLINED DOC  ALL DOCS    WAC   AVG PRIN BAL  CURRENT LTV
----------      --------  ------------  ----------- --------  ----------  -------------  --------    ---   ------------  -----------
(50 increment)
551 TO 600       2.57%       0.21%        0.51%      0.00%      0.06%        0.00%         3.35%    6.298%  308,677.13     79.78%
601 TO 650      23.50%       2.26%        5.53%      2.33%      0.00%        0.00%        33.62%    6.024%  302,795.64     82.06%
651 TO 700      20.61%       3.99%        5.17%      2.26%      1.78%        2.43%        36.25%    5.686%  324,045.84     82.27%
701 TO 750      12.17%       0.70%        2.28%      1.00%      0.48%        1.38%        18.01%    5.392%  317,204.01     81.85%
751 TO 800       5.97%       0.42%        0.88%      0.41%      0.54%        0.42%         8.64%    5.362%  313,706.03     79.13%
801 TO 850       0.13%       0.00%        0.00%      0.00%      0.00%        0.00%         0.13%    5.125%  225,400.00     68.54%
                -----        ----        -----       ----       ----         ----        ------     -----   ----------     -----
TOTAL           64.95%       7.58%       14.37%      6.00%      2.86%        4.23%       100.00%    5.739%  313,831.97     81.75%
                -----        ----        -----       ----       ----         ----        ------     -----   ----------     -----

LTV & FICO

CURRENT LTV      FICO <=500   501-550  551-600   601-650  651-700    701-750  751-800  801-850  TOTAL    AVG PRIN BAL    WAC
-----------      ----------   -------  -------   -------  -------    -------  -------  -------  -----    ------------    ---
(10 increment)
20.01 TO 30.00     0.00%       0.00%    0.00%     0.02%    0.00%      0.00%    0.00%    0.00%    0.02%     58,700.00    6.125
30.01 TO 40.00     0.00%       0.00%    0.00%     0.00%    0.00%      0.05%    0.00%    0.00%    0.05%    187,000.00    5.500
40.01 TO 50.00     0.00%       0.00%    0.00%     0.10%    0.00%      0.00%    0.08%    0.00%    0.19%    223,666.66    5.581
50.01 TO 60.00     0.00%       0.00%    0.00%     0.39%    0.18%      0.00%    0.43%    0.05%    1.06%    317,599.09    5.529
60.01 TO 70.00     0.00%       0.00%    0.25%     0.84%    0.28%      0.55%    0.09%    0.00%    2.02%    315,124.01    5.733
70.01 TO 80.00     0.00%       0.00%    2.55%    22.80%   25.45%     12.72%    7.13%    0.07%   70.71%    305,045.42    5.595
80.01 TO 90.00     0.00%       0.00%    0.49%     4.42%    6.96%      3.27%    0.71%    0.00%   15.85%    362,710.18    5.938
90.01 TO 100.00    0.00%       0.00%    0.07%     5.05%    3.38%      1.42%    0.19%    0.00%   10.11%    315,769.91    6.459
                   ----        ----     ----     -----    -----      -----     ----     ----   ------     ----------    -----
TOTAL              0.00%       0.00%    3.35%    33.62%   36.25%     18.01%    8.64%    0.13%  100.00%    313,831.97    5.739
                   ----        ----     ----     -----    -----      -----     ----     ----   ------     ----------    -----

CURRENT LTV        GROSS MARGIN  LIMITED DOC   STATED DOC
-----------        ------------  -----------   ----------
(10 increment)
20.01 TO 30.00       4.750         0.000%       0.000%
30.01 TO 40.00       5.375         0.000%       0.000%
40.01 TO 50.00       5.075         0.000%       0.000%
50.01 TO 60.00       5.289        30.640%       0.000%
60.01 TO 70.00       5.142         7.449%      13.080%
70.01 TO 80.00       5.268        13.180%       2.288%
80.01 TO 90.00       5.657        18.457%       6.171%
90.01 TO 100.00      6.353        16.351%       0.000%
                     -----        ------       ------
TOTAL                5.436        14.373%       2.860%
                     -----        ------       ------

PRIN BALANCE & FICO

PRIN BALANCE         FICO <=500   501-550   551-600  601-650  651-700 701-750  751-800  801-850    TOTAL  CURRENT LTV   WAC
------------         ----------   -------   -------  -------  ------- -------  -------  -------    -----  -----------   ---
(50,000 increments)
1 TO 50,000           0.00%        0.00%     0.00%    0.01%    0.00%   0.00%    0.00%    0.00%      0.01%   76.85%     6.375
50,001 TO 100,000     0.00%        0.00%     0.03%    0.29%    0.27%   0.12%    0.07%    0.00%      0.77%   78.45%     5.890
100,001 TO 150,000    0.00%        0.00%     0.18%    1.56%    1.31%   0.71%    0.43%    0.00%      4.19%   80.77%     5.840
150,001 TO 200,000    0.00%        0.00%     0.21%    3.07%    2.29%   1.35%    0.68%    0.05%      7.66%   80.95%     5.837
200,001 TO 250,000    0.00%        0.00%     0.45%    2.96%    3.63%   1.92%    0.63%    0.00%      9.58%   81.70%     5.809
250,001 TO 300,000    0.00%        0.00%     0.47%    4.22%    4.39%   1.59%    1.09%    0.07%     11.83%   81.32%     5.736
300,001 TO 350,000    0.00%        0.00%     0.18%    4.52%    4.15%   2.27%    0.82%    0.00%     11.95%   82.99%     5.713
350,001 TO 400,000    0.00%        0.00%     0.54%    3.94%    4.14%   2.17%    1.26%    0.00%     12.04%   81.57%     5.621
400,001 TO 450,000    0.00%        0.00%     0.23%    2.72%    2.50%   1.92%    0.82%    0.00%      8.19%   83.06%     5.770
450,001 TO 500,000    0.00%        0.00%     0.39%    3.37%    3.73%   1.58%    0.92%    0.00%      9.98%   81.01%     5.673
500,001 TO 550,000    0.00%        0.00%     0.15%    1.89%    2.77%   1.75%    0.30%    0.00%      6.87%   81.49%     5.597
550,001 TO 600,000    0.00%        0.00%     0.32%    2.43%    2.74%   1.28%    0.48%    0.00%      7.25%   82.64%     5.756
600,001 TO 650,000    0.00%        0.00%     0.00%    0.88%    1.95%   0.17%    0.34%    0.00%      3.35%   81.87%     5.863
650,001 TO 700,000    0.00%        0.00%     0.00%    0.93%    0.95%   0.38%    0.00%    0.00%      2.26%   81.05%     6.034
700,001 TO 750,000    0.00%        0.00%     0.21%    0.82%    1.21%   0.60%    0.82%    0.00%      3.65%   81.21%     5.773
750,001 TO 800,000    0.00%        0.00%     0.00%    0.00%    0.22%   0.21%    0.00%    0.00%      0.43%   84.91%     5.294
                      ----         ----      ----     -----    -----   -----    ----     ----     ------    -----      -----
TOTAL                 0.00%        0.00%     3.35%    33.62%   36.25%  18.01%   8.64%    0.13%    100.00%   81.75%     5.739
                      ----         ----      ----     -----    -----   -----    ----     ----     ------    -----      -----


PRIN BALANCE           GROSS MARGIN  LIMITED DOC   STATED DOC
------------           ------------  -----------   ----------
(50,000 increments)
1 TO 50,000               5.375         0.00%        0.00%
50,001 TO 100,000         5.457         7.94%        0.00%
100,001 TO 150,000        5.367         7.81%        0.00%
150,001 TO 200,000        5.518         9.45%        1.96%
200,001 TO 250,000        5.444         7.37%        1.37%
250,001 TO 300,000        5.460         9.27%        1.39%
300,001 TO 350,000        5.333        10.62%        2.34%
350,001 TO 400,000        5.330        12.98%        5.25%
400,001 TO 450,000        5.473         5.99%        5.71%
450,001 TO 500,000        5.352        22.40%        2.69%
500,001 TO 550,000        5.427        14.76%        8.54%
550,001 TO 600,000        5.508        19.92%        0.00%
600,001 TO 650,000        5.737        36.37%        5.41%
650,001 TO 700,000        5.933        25.38%        0.00%
700,001 TO 750,000        5.394        39.46%        0.00%
750,001 TO 800,000        5.233        49.07%        0.00%
                          -----        -----         ----
TOTAL                     5.436        14.37%        2.86%
                          -----        -----         ----

PREPAYMENT PENALTY & FICO

PREPAYMENT PENALTY TERM   <=500   501-550  551-600  601-650   651-700  701-750  751-800   801-850  TOTAL   CURRENT LTV  WAC
-----------------------   -----   -------  -------  -------   -------  -------  -------   -------  -----   -----------  ---
(whatever increments)
0                         0.00%   0.00%    0.24%     3.93%     5.14%    3.15%    1.15%     0.00%   13.61%    83.20%    6.1998
12                        0.00%   0.00%    0.34%     2.47%     0.96%    0.49%    0.35%     0.00%    4.60%    80.21%    6.0658
24                        0.00%   0.00%    2.60%    24.29%    26.87%   11.90%    5.55%     0.07%   71.29%    81.82%    5.6363
36                        0.00%   0.00%    0.17%     2.92%     3.29%    2.47%    1.58%     0.05%   10.49%    80.10%    5.6931
                          ----    ----     ----     -----     -----    -----     ----      ----   ------     -----     ------
TOTAL                     0.00%   0.00%    3.35%    33.62%    36.25%   18.01%    8.64%     0.13%  100.00%    81.75%    5.7388
                          ----    ----     ----     -----     -----    -----     ----      ----   ------     -----     ------

PREPAYMENT PENALTY TERM  GROSS MARGIN  AVG PRIN BAL  LIMITED DOC   STATED DOC
-----------------------  ------------  ------------  -----------   ----------
(whatever increments)
0                         5.7556        313,607.35    14.53%        4.54%
12                        5.7105        413,557.92    28.97%        6.79%
24                        5.3479        310,129.09    13.64%        1.84%
36                        5.5016        306,552.17    12.72%        5.90%
                          ------        ----------    -----         ----
TOTAL                     5.4362        313,831.97    14.37%        2.86%
                          ------        ----------    -----         ----

MORTG RATES & FICO

MORTG RATES        FICO <=500  501-550   551-600   601-650  651-700   701-750  751-800  801-850   TOTAL   CURRENT LTV   WAC
-----------        ----------  -------   -------   -------  -------   -------  -------  -------   -----   -----------   ---
(50 bps increment)
3.501 TO 4.000       0.00%      0.00%     0.00%     0.00%    0.11%     0.16%    0.27%    0.00%     0.54%    80.00%      3.990
4.001 TO 4.500       0.00%      0.00%     0.00%     0.06%    0.26%     1.35%    0.41%    0.00%     2.08%    78.97%      4.443
4.501 TO 5.000       0.00%      0.00%     0.26%     1.63%    5.17%     4.54%    2.42%    0.00%    14.02%    79.65%      4.884
5.001 TO 5.500       0.00%      0.00%     0.29%     7.36%   11.64%     5.55%    2.48%    0.13%    27.44%    80.39%      5.338
5.501 TO 6.000       0.00%      0.00%     0.97%    10.51%   10.22%     4.18%    1.67%    0.00%    27.55%    81.49%      5.826
6.001 TO 6.500       0.00%      0.00%     0.59%     6.96%    6.06%     1.62%    1.38%    0.00%    16.61%    83.18%      6.313
6.501 TO 7.000       0.00%      0.00%     0.66%     4.87%    2.17%     0.55%    0.03%    0.00%     8.28%    86.39%      6.801
7.001 TO 7.500       0.00%      0.00%     0.40%     1.63%    0.56%     0.06%    0.00%    0.00%     2.64%    86.61%      7.324
7.501 TO 8.000       0.00%      0.00%     0.11%     0.59%    0.07%     0.00%    0.00%    0.00%     0.77%    88.87%      7.718
8.001 TO 8.500       0.00%      0.00%     0.07%     0.00%    0.00%     0.00%    0.00%    0.00%     0.07%    90.00%      8.200
                     ----       ----      ----     -----    -----     -----     ----     ----    ------     -----     -------
TOTAL:               0.00%      0.00%     3.35%    33.62%   36.25%    18.01%    8.64%    0.13%   100.00%    81.75%    5.73875
                     ----       ----      ----     -----    -----     -----     ----     ----    ------     -----     -------

MORTG RATES         GROSS MARGIN  AVG PRIN BAL  LIMITED DOC   STATED DOC
-----------         ------------  ------------  -----------   ----------
(50 bps increment)
3.501 TO 4.000       4.5527       277,126.11      0.00%         0.00%
4.001 TO 4.500       4.6262       311,558.26     10.12%         0.00%
4.501 TO 5.000       4.8733       329,175.35     16.13%         0.75%
5.001 TO 5.500       5.2118       333,127.86     15.47%         3.39%
5.501 TO 6.000       5.4723       307,444.23     11.07%         1.74%
6.001 TO 6.500       5.7672       301,478.59     13.29%         6.58%
6.501 TO 7.000       6.1692       280,760.11     16.50%         3.05%
7.001 TO 7.500       6.4214       316,248.63     39.13%         0.00%
7.501 TO 8.000       6.6917       345,665.41      0.00%         0.00%
8.001 TO 8.500       6.6250       247,500.00      0.00%         0.00%
                     ------       ----------     -----          ----
TOTAL:               5.4362       313,831.97     14.37%         2.86%
                     ------       ----------     -----          ----

MORTG RATES & LTV

MORTG RATES         LTV 0-10  LTV 11-20  21-30   31-40  41-50    51-60   61-70  71-80   81-90   91-100   TOTAL    AVG FICO
-----------         --------  ---------  -----   -----  -----    -----   -----  -----   -----   ------   -----    --------
(50 bps increment)
3.501 TO 4.000       0.00%     0.00%     0.00%   0.00%  0.00%    0.00%   0.00%   0.54%   0.00%    0.00%    0.54%    741.060
4.001 TO 4.500       0.00%     0.00%     0.00%   0.00%  0.00%    0.08%   0.00%   2.00%   0.00%    0.00%    2.08%    724.550
4.501 TO 5.000       0.00%     0.00%     0.00%   0.00%  0.05%    0.23%   0.21%  11.71%   1.82%    0.00%   14.02%    702.100
5.001 TO 5.500       0.00%     0.00%     0.00%   0.05%  0.00%    0.30%   0.39%  22.91%   2.74%    1.06%   27.44%    680.930
5.501 TO 6.000       0.00%     0.00%     0.00%   0.00%  0.14%    0.12%   0.88%  19.42%   4.76%    2.23%   27.55%    666.190
6.001 TO 6.500       0.00%     0.00%     0.02%   0.00%  0.00%    0.33%   0.46%   9.19%   4.24%    2.39%   16.61%    665.700
6.501 TO 7.000       0.00%     0.00%     0.00%   0.00%  0.00%    0.00%   0.05%   3.66%   1.46%    3.12%    8.28%    640.840
7.001 TO 7.500       0.00%     0.00%     0.00%   0.00%  0.00%    0.00%   0.03%   1.12%   0.68%    0.82%    2.64%    630.420
7.501 TO 8.000       0.00%     0.00%     0.00%   0.00%  0.00%    0.00%   0.00%   0.18%   0.09%    0.50%    0.77%    620.090
8.001 TO 8.500       0.00%     0.00%     0.00%   0.00%  0.00%    0.00%   0.00%   0.00%   0.07%    0.00%    0.07%    587.000
                     ----      ----      ----    ----   ----     ----    ----   -----   -----    -----   ------     -------
TOTAL:               0.00%     0.00%     0.02%   0.05%  0.19%    1.06%   2.02%  70.71%  15.85%   10.11%  100.00%    673.350
                     ----      ----      ----    ----   ----     ----    ----   -----   -----    -----   ------     -------

MORTG RATES         GROSS MARGIN  AVG PRIN BAL  LIMITED DOC  STATED DOC
-----------         ------------  ------------  -----------  ----------
(50 bps increment)
3.501 TO 4.000        4.553        277,126.11     0.00%       0.00%
4.001 TO 4.500        4.626        311,558.26    10.12%       0.00%
4.501 TO 5.000        4.873        329,175.35    16.13%       0.75%
5.001 TO 5.500        5.212        333,127.86    15.47%       3.39%
5.501 TO 6.000        5.472        307,444.23    11.07%       1.74%
6.001 TO 6.500        5.767        301,478.59    13.29%       6.58%
6.501 TO 7.000        6.169        280,760.11    16.50%       3.05%
7.001 TO 7.500        6.421        316,248.63    39.13%       0.00%
7.501 TO 8.000        6.692        345,665.41     0.00%       0.00%
8.001 TO 8.500        6.625        247,500.00     0.00%       0.00%
                      -----        ----------    -----        ----
TOTAL:                5.436        313,831.97    14.37%       2.86%
                      -----        ----------    -----        ----